UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2006

Unigene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Little Falls Road, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

(973) 882-0860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2006, the stockholders of Unigene Laboratories, Inc. (the “Company”) approved the Company’s 2006 Stock-Based Incentive Compensation Plan (the “Plan”) at the Company’s annual meeting of stockholders. The Plan provides for the grant of approximately 3,000,000 shares of the Company’s common stock in the form of options, restricted stock, stock appreciation rights, deferred stock, phantom stock and other stock-based awards to the Company’s employees, directors and consultants. The description and terms of the Plan, which are set forth under the heading “Proposal 3 Adoption of the Company’s 2006 Stock-Based Incentive Compensation Plan” in the proxy statement for the Company’s annual meeting, which was previously filed by the Company with the Securities and Exchange Commission on May 8, 2006, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
10.1	2006 Stock-Based Incentive Compensation Plan incorporated herein by reference to Appendix B of the Company’s Proxy Statement filed May 8, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:	/s/ Warren P. Levy
Warren P. Levy, President

Date: June 21, 2006

Exhibit Index

Exhibit No.	Document Description
10.1	2006 Stock-Based Incentive Compensation Plan incorporated herein by reference to Appendix B of the Company’s Proxy Statement filed May 8, 2006.